Exhibit 99.1

U.S. GAAP to Non-GAAP Reconciliations

In addition to reporting our U.S. GAAP operating results, we have historically reported non-GAAP financial information. Refer also to our Quarterly Reports on Form 10-Q and our Annual Report on Form 10-K for the periods presented for additional information on our GAAP to non-GAAP adjustments.

Schedule 1.1

Mondelēz International, Inc. and Subsidiaries

Condensed Consolidated Statements of Earnings

(in millions of U.S. dollars and shares, except per share data)

(Unaudited)

	For the Six Months Ended June 30, 2018

	As Reported	Remove current period Keurig results	Add prior period Keurig results	Net change in taxes	As Revised

Net revenues	$12,877				$12,877
Cost of sales	7,488				7,488

Gross profit	5,389				5,389
Gross profit margin	41.8%				41.8%

Selling, general and administrative expenses	3,431				3,431
Asset impairment and exit costs	165				165
Amortization of intangibles	88				88

Operating income	1,705				1,705
Operating income margin	13.2%				13.2%

Benefit plan non-service income	(28)				(28)
Interest and other expense, net	328				328

Earnings before income taxes	1,405				1,405

Provision for income taxes	(321)			$(31)	(352)
Effective tax rate	22.8%				25.1%
Equity method investment net earnings	185	$(36)	$170		319

Net earnings	1,269	(36)	170	(31)	1,372
Noncontrolling interest earnings	(8)				(8)

Net earnings attributable to Mondelēz International	$1,261	$(36)	$170	$(31)	$1,364

Per share data:
Basic earnings per share attributable to Mondelēz International	$0.85				$0.92

Diluted earnings per share attributable to Mondelēz International	$0.84				$0.91

Average shares outstanding:
Basic	1,482				1,482
Diluted	1,496				1,496

Schedule 1.2

Mondelēz International, Inc. and Subsidiaries

Condensed Consolidated Statements of Earnings

(in millions of U.S. dollars and shares, except per share data)

(Unaudited)

	For the Three Months Ended June 30, 2018

	As Reported	Remove current period Keurig results	Add prior period Keurig results	Net change in taxes	As Revised

Net revenues	$6,112				$6,112
Cost of sales	3,572				3,572

Gross profit	2,540				2,540
Gross profit margin	41.6%				41.6%

Selling, general and administrative expenses	1,904				1,904
Asset impairment and exit costs	111				111
Amortization of intangibles	44				44

Operating income	481				481
Operating income margin	7.9%				7.9%

Benefit plan non-service income	(15)				(15)
Interest and other expense, net	248				248

Earnings before income taxes	248				248

Provision for income taxes	(14)			$(1)	(15)
Effective tax rate	5.6%				6.0%
Equity method investment net earnings	91	$(20)	$16		87

Net earnings	325	(20)	16	(1)	320
Noncontrolling interest earnings	(2)				(2)

Net earnings attributable to Mondelēz International	$323	$(20)	$16	$(1)	$318

Per share data:
Basic earnings per share attributable to Mondelēz International	$0.22				$0.22

Diluted earnings per share attributable to Mondelēz International	$0.22				$0.21

Average shares outstanding:
Basic	1,475				1,475
Diluted	1,488				1,488

Schedule 1.3

Mondelēz International, Inc. and Subsidiaries

Condensed Consolidated Statements of Earnings

(in millions of U.S. dollars and shares, except per share data)

(Unaudited)

	For the Three Months Ended March 31, 2018

	As Reported	Remove current period Keurig results	Add prior period Keurig results	Net change in taxes	As Revised

Net revenues	$6,765				$6,765
Cost of sales	3,916				3,916

Gross profit	2,849				2,849
Gross profit margin	42.1%				42.1%

Selling, general and administrative expenses	1,527				1,527
Asset impairment and exit costs	54				54
Amortization of intangibles	44				44

Operating income	1,224				1,224
Operating income margin	18.1%				18.1%

Benefit plan non-service income	(13)				(13)
Interest and other expense, net	80				80

Earnings before income taxes	1,157				1,157

Provision for income taxes	(307)			$(30)	(337)
Effective tax rate	26.5%				29.1%
Equity method investment net earnings	94	$(16)	$154		232

Net earnings	944	(16)	154	(30)	1,052
Noncontrolling interest earnings	(6)				(6)

Net earnings attributable to Mondelēz International	$938	$(16)	$154	$(30)	$1,046

Per share data:
Basic earnings per share attributable to Mondelēz International	$0.63				$0.70

Diluted earnings per share attributable to Mondelēz International	$0.62				$0.70

Average shares outstanding:
Basic	1,489				1,489
Diluted	1,505				1,505

Schedule 1.4

Mondelēz International, Inc. and Subsidiaries

Condensed Consolidated Statements of Earnings

(in millions of U.S. dollars and shares, except per share data)

(Unaudited)

	For the Twelve Months Ended December 31, 2017

	As Reported	Remove current period Keurig results	Add prior period Keurig results	Net change in taxes	As Revised

Net revenues	$25,896				$25,896
Cost of sales	15,862				15,862

Gross profit	10,034				10,034
Gross profit margin	38.7%				38.7%

Selling, general and administrative expenses	5,938				5,938
Asset impairment and exit costs	642				642
(Gain)/loss on divestitures	(186)				(186)
Amortization of intangibles	178				178

Operating income	3,462				3,462
Operating income margin	13.4%				13.4%

Benefit plan non-service income	(44)				(44)
Interest and other expense, net	382				382

Earnings before income taxes	3,124				3,124

Provision for income taxes	(688)			$22	(666)
Effective tax rate	22.0%				21.3%
Gain on equity method investment transactions	40				40
Equity method investment net earnings	460	$(208)	$92		344

Net earnings	2,936	(208)	92	22	2,842
Noncontrolling interest earnings	(14)				(14)

Net earnings attributable to Mondelēz International	$2,922	$(208)	$92	$22	$2,828

Per share data:
Basic earnings per share attributable to Mondelēz International	$1.93				$1.87

Diluted earnings per share attributable to Mondelēz International	$1.91				$1.85

Average shares outstanding:
Basic	1,513				1,513
Diluted	1,531				1,531

Schedule 1.5

Mondelēz International, Inc. and Subsidiaries

Condensed Consolidated Statements of Earnings

(in millions of U.S. dollars and shares, except per share data)

(Unaudited)

	For the Three Months Ended December 31, 2017

	As Reported	Remove current period Keurig results	Add prior period Keurig results	Net change in taxes	As Revised

Net revenues	$6,966				$6,966
Cost of sales	4,313				4,313

Gross profit	2,653				2,653
Gross profit margin	38.1%				38.1%

Selling, general and administrative expenses	1,662				1,662
Asset impairment and exit costs	118				118
(Gain)/loss on divestitures	(2)				(2)
Amortization of intangibles	45				45

Operating income	830				830
Operating income margin	11.9%				11.9%

Benefit plan non-service income	(14)				(14)
Interest and other expense, net	120				120

Earnings before income taxes	724				724

Provision for income taxes	(178)			$22	(156)
Effective tax rate	24.6%				21.5%
Gain on equity method investment transactions	40				40
Equity method investment net earnings	224	$(154)	$25		95

Net earnings	810	(154)	25	22	703
Noncontrolling interest earnings	(8)				(8)

Net earnings attributable to Mondelēz International	$802	$(154)	$25	$22	$695

Per share data:
Basic earnings per share attributable to Mondelēz International	$0.54				$0.46

Diluted earnings per share attributable to Mondelēz International	$0.53				$0.46

Average shares outstanding:
Basic	1,497				1,497
Diluted	1,513				1,513

Schedule 1.6

Mondelēz International, Inc. and Subsidiaries

Condensed Consolidated Statements of Earnings

(in millions of U.S. dollars and shares, except per share data)

(Unaudited)

	For the Three Months Ended September 30, 2017

	As Reported	Remove current period Keurig results	Add prior period Keurig results	Net change in taxes	As Revised

Net revenues	$6,530				$6,530
Cost of sales	3,981				3,981

Gross profit	2,549				2,549
Gross profit margin	39.0%				39.0%

Selling, general and administrative expenses	1,338				1,338
Asset impairment and exit costs	182				182
(Gain)/loss on divestitures	(187)				(187)
Amortization of intangibles	45				45

Operating income	1,171				1,171
Operating income margin	17.9%				17.9%

Benefit plan non-service income	(10)				(10)
Interest and other expense, net	19				19

Earnings before income taxes	1,162				1,162

Provision for income taxes	(272)			$-	(272)
Effective tax rate	23.4%				23.4%
Equity method investment net earnings	103	$(25)	$14		92

Net earnings	993	(25)	14	-	982
Noncontrolling interest earnings	(1)				(1)

Net earnings attributable to Mondelēz International	$992	$(25)	$14	$-	$981

Per share data:
Basic earnings per share attributable to Mondelēz International	$0.66				$0.65

Diluted earnings per share attributable to Mondelēz International	$0.65				$0.64

Average shares outstanding:
Basic	1,507				1,507
Diluted	1,524				1,524

Schedule 1.7

Mondelēz International, Inc. and Subsidiaries

Condensed Consolidated Statements of Earnings

(in millions of U.S. dollars and shares, except per share data)

(Unaudited)

	For the Three Months Ended June 30, 2017

	As Reported	Remove current period Keurig results	Add prior period Keurig results	Net change in taxes	As Revised

Net revenues	$5,986				$5,986
Cost of sales	3,672				3,672

Gross profit	2,314				2,314
Gross profit margin	38.7%				38.7%

Selling, general and administrative expenses	1,455				1,455
Asset impairment and exit costs	176				176
(Gain)/loss on divestitures	3				3
Amortization of intangibles	44				44

Operating income	636				636
Operating income margin	10.6%				10.6%

Benefit plan non-service income	(5)				(5)
Interest and other expense, net	124				124

Earnings before income taxes	517				517

Provision for income taxes	(84)			$-	(84)
Effective tax rate	16.2%				16.2%
Equity method investment net earnings	67	$(15)	$15		67

Net earnings	500	(15)	15	-	500
Noncontrolling interest earnings	(2)				(2)

Net earnings attributable to Mondelēz International	$498	$(15)	$15	$-	$498

Per share data:
Basic earnings per share attributable to Mondelēz International	$0.33				$0.33

Diluted earnings per share attributable to Mondelēz International	$0.32				$0.32

Average shares outstanding:
Basic	1,519				1,519
Diluted	1,539				1,539

Schedule 1.8

Mondelēz International, Inc. and Subsidiaries

Condensed Consolidated Statements of Earnings

(in millions of U.S. dollars and shares, except per share data)

(Unaudited)

	For the Three Months Ended March 31, 2017

	As Reported	Remove current period Keurig results	Add prior period Keurig results	Net change in taxes	As Revised

Net revenues	$6,414				$6,414
Cost of sales	3,896				3,896

Gross profit	2,518				2,518
Gross profit margin	39.3%				39.3%

Selling, general and administrative expenses	1,483				1,483
Asset impairment and exit costs	166				166
Amortization of intangibles	44				44

Operating income	825				825
Operating income margin	12.9%				12.9%

Benefit plan non-service income	(15)				(15)
Interest and other expense, net	119				119

Earnings before income taxes	721				721

Provision for income taxes	(154)			$-	(154)
Effective tax rate	21.4%				21.4%
Equity method investment net earnings	66	$(14)	$38		90

Net earnings	633	(14)	38	-	657
Noncontrolling interest earnings	(3)				(3)

Net earnings attributable to Mondelēz International	$630	$(14)	$38	$-	$654

Per share data:
Basic earnings per share attributable to Mondelēz International	$0.41				$0.43

Diluted earnings per share attributable to Mondelēz International	$0.41				$0.42

Average shares outstanding:
Basic	1,529				1,529
Diluted	1,550				1,550

Schedule 1.9

Mondelēz International, Inc. and Subsidiaries

Condensed Consolidated Statements of Earnings

(in millions of U.S. dollars and shares, except per share data)

(Unaudited)

	For the Twelve Months Ended December 31, 2016

	As Reported	Remove current period Keurig results	Add prior period Keurig results	Net change in taxes	As Revised

Net revenues	$25,923				$25,923
Cost of sales	15,819				15,819

Gross profit	10,104				10,104
Gross profit margin	39.0%				39.0%

Selling, general and administrative expenses	6,546				6,546
Asset impairment and exit costs	837				837
(Gain)/loss on divestitures	(9)				(9)
Amortization of intangibles	176				176

Operating income	2,554				2,554
Operating income margin	9.9%				9.9%

Benefit plan non-service income	(15)				(15)
Interest and other expense, net	1,115				1,115

Earnings before income taxes	1,454				1,454

Provision for income taxes	(129)			$15	(114)
Effective tax rate	8.9%				7.8%
Gain on equity method investment transactions	43				43
Equity method investment net earnings	301	$(77)	$38		262

Net earnings	1,669	(77)	38	15	1,645
Noncontrolling interest earnings	(10)				(10)

Net earnings attributable to Mondelēz International	$1,659	$(77)	$38	$15	$1,635

Per share data:
Basic earnings per share attributable to Mondelēz International	$1.07				$1.05

Diluted earnings per share attributable to Mondelēz International	$1.05				$1.04

Average shares outstanding:
Basic	1,556				1,556
Diluted	1,573				1,573

Schedule 2.1

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Net Earnings and Tax Rate

(in millions of U.S. dollars and shares, except per share data)

(Unaudited)

	For the Six Months Ended June 30, 2018
	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Equity Method Investment Net Losses / (Earnings)	Non- controlling interest	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP) - As Revised	$1,705	$(28)	$328	$1,405	$352	25.1%	$(319)	$8	$1,364	$0.91
2014-2018 Restructuring Program costs	293	(3)	-	296	77		-	-	219	0.15
Mark-to-market (gains)/losses from derivatives	(294)	-	-	(294)	(39)		-	-	(255)	(0.17)
Acquisition integration costs	3	-	-	3	-		-	-	3	-
Acquisition-related costs	13	-	-	13	3		-	-	10	0.01
Divestiture-related costs	(3)	-	-	(3)	(2)		-	-	(1)	-
Impact of pension participation changes	408	-	-	408	103		-	-	305	0.20
Impacts from resolution of tax matters	11	-	(4)	15	15		-	-	-	-
CEO transition remuneration	14	-	-	14	3		-	-	11	0.01
(Gain)/loss related to interest rate swaps	-	-	9	(9)	(2)		-	-	(7)	(0.01)
Loss on debt extinguishment and related expenses	-	-	(140)	140	35		-	-	105	0.07
U.S. tax reform discrete net tax (benefit)/expense	-	-	-	-	(87)		-	-	87	0.06
Equity method investee acquisition-related and other adjustments	-	-	-	-	(26)		106	-	(80)	(0.05)
Rounding	1	-	-	1	-		-	-	1	-

Adjusted (Non-GAAP) - As Revised	$2,151	$(31)	$193	$1,989	$432	21.7%	$(213)	$8	$1,762	$1.18

Currency									(83)	(0.06)

Adjusted @ Constant FX (Non-GAAP) - As Revised									$1,679	$1.12

Diluted Average Shares Outstanding										1,496

	For the Six Months Ended June 30, 2017
	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Equity Method Investment Net Losses / (Earnings)	Non- controlling interest	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP) - As Revised	$1,461	$(20)	$243	$1,238	$238	19.2%	$(157)	$5	$1,152	$0.75
2014-2018 Restructuring Program costs	410	(12)	-	422	106		-	-	316	0.21
Intangible asset impairment charges	38	-	-	38	14		-	-	24	0.02
Mark-to-market (gains)/losses from derivatives	97	-	-	97	3		-	-	94	0.06
Malware incident incremental expenses	7	-	-	7	2		-	-	5	-
Acquisition integration costs	1	-	-	1	-		-	-	1	-
Divestiture-related costs	23	-	(5)	28	5		-	-	23	0.01
Net earnings from divestitures	(55)	-	-	(55)	(15)		4	-	(44)	(0.03)
(Gain)/loss on divestitures	3	-	-	3	(4)		-	-	7	-
Impacts from resolution of tax matters	(46)	-	12	(58)	-		-	-	(58)	(0.04)
Loss on debt extinguishment and related expenses	-	-	(11)	11	4		-	-	7	0.01
Equity method investee acquisition-related and other adjustments	-	-	-	-	7		(45)	-	38	0.02

Adjusted (Non-GAAP) - As Revised	$1,939	$(32)	$239	$1,732	$360	20.8%	$(198)	$5	$1,565	$1.01

Diluted Average Shares Outstanding										1,544

(1)	Taxes were computed for each of the items excluded from the company’s GAAP results based on the facts and tax assumptions associated with each item.

Schedule 2.2

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Net Earnings and Tax Rate

(in millions of U.S. dollars and shares, except per share data)

(Unaudited)

	For the Three Months Ended June 30, 2018
	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Equity Method Investment Net Losses / (Earnings)	Non- controlling interest	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP) - As Revised	$481	$(15)	$248	$248	$15	6.0%	$(87)	$2	$318	$0.21
2014-2018 Restructuring Program costs	179	(3)	-	182	47		-	-	135	0.09
Mark-to-market (gains)/losses from derivatives	(88)	-	-	(88)	(14)		-	-	(74)	(0.05)
Acquisition integration costs	2	-	-	2	-		-	-	2	-
Acquisition-related costs	13	-	-	13	3		-	-	10	0.01
Impact of pension participation changes	408	-	-	408	103		-	-	305	0.20
Impacts from resolution of tax matters	11	-	(4)	15	15		-	-	-	-
CEO transition remuneration	10	-	-	10	2		-	-	8	0.01
(Gain)/loss related to interest rate swaps	-	-	(5)	5	1		-	-	4	-
Loss on debt extinguishment and related expenses	-	-	(140)	140	35		-	-	105	0.07
U.S. tax reform discrete net tax (benefit)/expense	-	-	-	-	2		-	-	(2)	-
Equity method investee acquisition-related and other adjustments	-	-	-	-	1		(7)	-	6	0.01
Rounding	2	-	-	2	-		-	-	2	-

Adjusted (Non-GAAP) - As Revised	$1,018	$(18)	$99	$937	$210	22.4%	$(94)	$2	$819	$0.55

Currency									(11)	(0.01)

Adjusted @ Constant FX (Non-GAAP) - As Revised									$808	$0.54

Diluted Average Shares Outstanding										1,488

	For the Three Months Ended June 30, 2017
	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Equity Method Investment Net Losses / (Earnings)	Non- controlling interest	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP) - As Revised	$636	$(5)	$124	$517	$84	16.2%	$(67)	$2	$498	$0.32
2014-2018 Restructuring Program costs	199	(12)	-	211	58		-	-	153	0.10
Intangible asset impairment charges	38	-	-	38	14		-	-	24	0.02
Mark-to-market (gains)/losses from derivatives	46	-	-	46	-		-	-	46	0.03
Malware incident incremental expenses	7	-	-	7	2		-	-	5	-
Divestiture-related costs	4	-	(5)	9	2		-	-	7	-
Net earnings from divestitures	(28)	-	-	(28)	(8)		2	-	(22)	(0.01)
(Gain)/loss on divestitures	3	-	-	3	(4)		-	-	7	-
Loss on debt extinguishment and related expenses	-	-	(11)	11	4		-	-	7	0.01
Equity method investee acquisition-related and other adjustments	-	-	-	-	4		(18)	-	14	0.01
Rounding	1	-	-	1	-		-	-	1	-

Adjusted (Non-GAAP) - As Revised	$906	$(17)	$108	$815	$156	19.1%	$(83)	$2	$740	$0.48

Diluted Average Shares Outstanding										1,539

(1)	Taxes were computed for each of the items excluded from the company’s GAAP results based on the facts and tax assumptions associated with each item.

Schedule 2.3

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Net Earnings and Tax Rate

(in millions of U.S. dollars and shares, except per share data)

(Unaudited)

	For the Three Months Ended March 31, 2018
	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Equity Method Investment Net Losses / (Earnings)	Non- controlling interest	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP) - As Revised	$1,224	$(13)	$80	$1,157	$337	29.1%	$(232)	$6	$1,046	$0.70
2014-2018 Restructuring Program costs	114	-	-	114	30		-	-	84	0.06
Mark-to-market (gains)/losses from derivatives	(206)	-	-	(206)	(25)		-	-	(181)	(0.12)
Acquisition integration costs	1	-	-	1	-		-	-	1	-
Divestiture-related costs	(3)	-	-	(3)	(2)		-	-	(1)	-
CEO transition remuneration	4	-	-	4	1		-	-	3	-
(Gain)/loss related to interest rate swaps	-	-	14	(14)	(3)		-	-	(11)	(0.01)
U.S. tax reform discrete net tax (benefit)/expense	-	-	-	-	(89)		-	-	89	0.06
Equity method investee acquisition-related and other adjustments	-	-	-	-	(27)		113	-	(86)	(0.06)
Rounding	(1)	-	-	(1)	-		-	-	(1)	-

Adjusted (Non-GAAP) - As Revised	$1,133	$(13)	$94	$1,052	$222	21.1%	$(119)	$6	$943	$0.63

Currency									(72)	(0.05)

Adjusted @ Constant FX (Non-GAAP) - As Revised									$871	$0.58

Diluted Average Shares Outstanding										1,505

	For the Three Months Ended March 31, 2017
	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Equity Method Investment Net Losses / (Earnings)	Non- controlling interest	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP) - As Revised	$825	$(15)	$119	$721	$154	21.4%	$(90)	$3	$654	$0.42
2014-2018 Restructuring Program costs	211	-	-	211	48		-	-	163	0.10
Mark-to-market (gains)/losses from derivatives	51	-	-	51	3		-	-	48	0.03
Acquisition integration costs	1	-	-	1	-		-	-	1	-
Divestiture-related costs	19	-	-	19	3		-	-	16	0.01
Net earnings from divestitures	(27)	-	-	(27)	(7)		2	-	(22)	(0.01)
Impacts from resolution of tax matters	(46)	-	12	(58)	-		-	-	(58)	(0.04)
Equity method investee acquisition-related and other adjustments	-	-	-	-	3		(27)	-	24	0.02
Rounding	(1)	-	-	(1)	-		-	-	(1)	-

Adjusted (Non-GAAP) - As Revised	$1,033	$(15)	$131	$917	$204	22.2%	$(115)	$3	$825	$0.53

Diluted Average Shares Outstanding										1,550

(1)	Taxes were computed for each of the items excluded from the company’s GAAP results based on the facts and tax assumptions associated with each item.

Schedule 2.4

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Net Earnings and Tax Rate

(in millions of U.S. dollars and shares, except per share data)

(Unaudited)

	For the Twelve Months Ended December 31, 2017

	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Equity Method Investment Net Losses / (Earnings)	Gain on Equity Method Investment Transactions	Non- controlling interest	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP) - As Revised	$3,462	$(44)	$382	$3,124	$666	21.3%	$(344)	$(40)	$14	$2,828	$1.85
2014-2018 Restructuring Program costs	777	(15)	-	792	190		-	-	-	602	0.39
Intangible asset impairment charges	109	-	-	109	30		-	-	-	79	0.05
Mark-to-market (gains)/losses from derivatives	96	-	-	96	6		-	-	-	90	0.06
Malware incident incremental expenses	84	-	-	84	27		-	-	-	57	0.04
Acquisition integration costs	3	-	-	3	-		-	-	-	3	-
Divestiture-related costs	31	-	(3)	34	(8)		-	-	-	42	0.02
Net earnings from divestitures	(61)	-	-	(61)	(15)		6	-	-	(52)	(0.03)
(Gain)/loss on divestitures	(186)	-	-	(186)	(7)		-	-	-	(179)	(0.11)
Impacts from resolution of tax matters	(209)	-	72	(281)	(75)		-	-	-	(206)	(0.13)
CEO transition remuneration	14	-	-	14	5		-	-	-	9	0.01
Loss on debt extinguishment and related expenses	-	-	(11)	11	4		-	-	-	7	-
U.S. tax reform discrete net tax (benefit)/expense	-	-	-	-	44		-	-	-	(44)	(0.03)
Gain on equity method investment transactions	-	-	-	-	(15)		-	40	-	(25)	(0.02)
Equity method investee acquisition-related and other adjustments	-	-	-	-	10		(69)	-	-	59	0.04
Rounding	(1)	-	-	(1)	-		-	-	-	(1)	-

Adjusted (Non-GAAP) - As Revised	$4,119	$(59)	$440	$3,738	$862	23.1%	$(407)	$-	$14	$3,269	$2.14

Currency										(15)	(0.01)

Adjusted @ Constant FX (Non-GAAP) - As Revised										$3,254	$2.13

Diluted Average Shares Outstanding											1,531

	For the Twelve Months Ended December 31, 2016
	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Equity Method Investment Net Losses / (Earnings)	Gain on Equity Method Investment Transactions	Non- controlling interest	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP) - As Revised	$2,554	$(15)	$1,115	$1,454	$114	7.8%	$(262)	$(43)	$10	$1,635	$1.04
2014-2018 Restructuring Program costs	1,072	(14)	-	1,086	288		-	-	-	798	0.51
Intangible asset impairment charges	137	-	-	137	37		-	-	-	100	0.06
Mark-to-market (gains)/losses from derivatives	94	-	-	94	11		-	-	-	83	0.05
Acquisition integration costs	7	-	-	7	-		-	-	-	7	0.01
Acquisition-related costs	1	-	-	1	-		-	-	-	1	-
Divestiture-related costs	86	-	-	86	15		-	-	-	71	0.05
Net earnings from divestitures	(153)	-	-	(153)	(40)		12	-	-	(125)	(0.08)
(Gain)/loss on divestitures	(9)	-	-	(9)	-		-	-	-	(9)	-
(Income)/costs associated with the JDE coffee business transactions	(2)	-	-	(2)	(3)		-	-	-	1	-
(Gain)/loss on sale of intangible assets	(15)	-	-	(15)	(3)		-	-	-	(12)	(0.01)
(Gain)/loss related to interest rate swaps	-	-	(97)	97	36		-	-	-	61	0.04
Loss on debt extinguishment and related expenses	-	-	(427)	427	163		-	-	-	264	0.17
Gain on equity method investment transactions	-	-	-	-	(2)		-	43	-	(41)	(0.03)
Equity method investee acquisition-related and other adjustments	-	-	-	-	3		(60)	-	-	57	0.03
Rounding	1	-	-	1	1		-	-	-	-	-

Adjusted (Non-GAAP) - As Revised	$3,773	$(29)	$591	$3,211	$620	19.3%	$(310)	$-	$10	$2,891	$1.84

Diluted Average Shares Outstanding											1,573

(1)	Taxes were computed for each of the items excluded from the company’s GAAP results based on the facts and tax assumptions associated with each item.

Schedule 2.5

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Net Earnings and Tax Rate

(in millions of U.S. dollars and shares, except per share data)

(Unaudited)

	For the Three Months Ended December 31, 2017

	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Equity Method Investment Net Losses / (Earnings)	Gain on Equity Method Investment Transactions	Non- controlling interest	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP) - As Revised	$830	$(14)	$120	$724	$156	21.5%	$(95)	$(40)	$8	$695	$0.46
2014-2018 Restructuring Program costs	192	(3)	-	195	35		-	-	-	160	0.11
Mark-to-market (gains)/losses from derivatives	27	-	-	27	6		-	-	-	21	0.01
Malware incident incremental expenses	30	-	-	30	10		-	-	-	20	0.01
Acquisition integration costs	1	-	-	1	-		-	-	-	1	-
Divestiture-related costs	9	-	-	9	5		-	-	-	4	-
Net earnings from divestitures	(1)	-	-	(1)	-		-	-	-	(1)	-
(Gain)/loss on divestitures	(2)	-	-	(2)	5		-	-	-	(7)	-
Impacts from resolution of tax matters	(8)	-	-	(8)	(3)		-	-	-	(5)	-
CEO transition remuneration	14	-	-	14	5		-	-	-	9	0.01
U.S. tax reform discrete net tax (benefit)/expense	-	-	-	-	44		-	-	-	(44)	(0.03)
Gain on equity method investment transactions	-	-	-	-	(15)		-	40	-	(25)	(0.02)
Equity method investee acquisition-related and other adjustments	-	-	-	-	2		(21)	-	-	19	0.01
Rounding	(1)	-	-	(1)	-		-	-	-	(1)	-

Adjusted (Non-GAAP) - As Revised	$1,091	$(17)	$120	$988	$250	25.3%	$(116)	$-	$8	$846	$0.56

Currency										(55)	(0.04)

Adjusted @ Constant FX (Non-GAAP) - As Revised										$791	$0.52

Diluted Average Shares Outstanding											1,513

	For the Three Months Ended December 31, 2016
	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Equity Method Investment Net Losses / (Earnings)	Gain on Equity Method Investment Transactions	Non- controlling interest	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP) - As Revised	$505	$(2)	$575	$(68)	$(78)	114.7%	$(54)	$-	$-	$64	$0.04
2014-2018 Restructuring Program costs	319	(1)	-	320	89		-	-	-	231	0.15
Intangible asset impairment charges	107	-	-	107	28		-	-	-	79	0.05
Mark-to-market (gains)/losses from derivatives	45	-	-	45	5		-	-	-	40	0.03
Acquisition integration costs	1	-	-	1	-		-	-	-	1	-
Acquisition-related costs	1	-	-	1	-		-	-	-	1	-
Divestiture-related costs	2	-	-	2	(4)		-	-	-	6	-
Net earnings from divestitures	(48)	-	-	(48)	(12)		2	-	-	(38)	(0.03)
(Gain)/loss on divestitures	(9)	-	-	(9)	-		-	-	-	(9)	-
(Gain)/loss on sale of intangible assets	(2)	-	-	(2)	(1)		-	-	-	(1)	-
(Gain)/loss related to interest rate swaps	-	-	-	-	1		-	-	-	(1)	-
Loss on debt extinguishment and related expenses	-	-	(427)	427	163		-	-	-	264	0.17
Equity method investee acquisition-related and other adjustments	-	-	-	-	1		(17)	-	-	16	0.01
Rounding	1	-	-	1	1		-	-	-	-	-

Adjusted (Non-GAAP) - As Revised	$922	$(3)	$148	$777	$193	24.8%	$(69)	$-	$-	$653	$0.42

Diluted Average Shares Outstanding											1,559

(1)	Taxes were computed for each of the items excluded from the company’s GAAP results based on the facts and tax assumptions associated with each item.

Schedule 2.6

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Net Earnings and Tax Rate

(in millions of U.S. dollars and shares, except per share data)

(Unaudited)

	For the Three Months Ended September 30, 2017
	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Equity Method Investment Net Losses / (Earnings)	Non- controlling interest	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP) - As Revised	$1,171	$(10)	$19	$1,162	$272	23.4%	$(92)	$1	$981	$0.64
2014-2018 Restructuring Program costs	175	-	-	175	49		-	-	126	0.08
Intangible asset impairment charges	71	-	-	71	16		-	-	55	0.04
Mark-to-market (gains)/losses from derivatives	(28)	-	-	(28)	(3)		-	-	(25)	(0.02)
Malware incident incremental expenses	47	-	-	47	15		-	-	32	0.02
Acquisition integration costs	1	-	-	1	-		-	-	1	-
Divestiture-related costs	-	-	2	(2)	(18)		-	-	16	0.01
Net earnings from divestitures	(5)	-	-	(5)	-		2	-	(7)	-
(Gain)/loss on divestitures	(187)	-	-	(187)	(8)		-	-	(179)	(0.12)
Impacts from resolution of tax matters	(155)	-	60	(215)	(72)		-	-	(143)	(0.09)
Equity method investee acquisition-related and other adjustments	-	-	-	-	1		(3)	-	2	-
Rounding	(1)	-	-	(1)	-		-	-	(1)	-

Adjusted (Non-GAAP) - As Revised	$1,089	$(10)	$81	$1,018	$252	24.8%	$(93)	$1	$858	$0.56

Currency									(12)	-

Adjusted @ Constant FX (Non-GAAP) - As Revised									$846	$0.56

Diluted Average Shares Outstanding										1,524

	For the Three Months Ended September 30, 2016
	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Equity Method Investment Net Losses / (Earnings)	Non- controlling interest	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP) - As Revised	$698	$(4)	$145	$557	$34	6.1%	$(42)	$-	$565	$0.36
2014-2018 Restructuring Program costs	297	(4)	-	301	82		-	-	219	0.14
Intangible asset impairment charges	4	-	-	4	-		-	-	4	-
Mark-to-market (gains)/losses from derivatives	12	-	-	12	4		-	-	8	-
Net earnings from divestitures	(39)	-	-	(39)	(12)		4	-	(31)	(0.02)
(Income)/costs associated with the JDE coffee business transactions	(2)	-	-	(2)	(1)		-	-	(1)	-
(Gain)/loss on sale of intangible assets	(7)	-	-	(7)	(1)		-	-	(6)	-
Equity method investee acquisition-related and other adjustments	-	-	-	-	2		(52)	-	50	0.03
Rounding	1	-	-	1	-		-	-	1	-

Adjusted (Non-GAAP) - As Revised	$964	$(8)	$145	$827	$108	13.1%	$(90)	$-	$809	$0.51

Diluted Average Shares Outstanding										1,576

(1)	Taxes were computed for each of the items excluded from the company’s GAAP results based on the facts and tax assumptions associated with each item.

Schedule 2.7

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Net Earnings and Tax Rate

(in millions of U.S. dollars and shares, except per share data)

(Unaudited)

	For the Three Months Ended June 30, 2017
	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Equity Method Investment Net Losses / (Earnings)	Non- controlling interest	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP) - As Revised	$636	$(5)	$124	$517	$84	16.2%	$(67)	$2	$498	$0.32
2014-2018 Restructuring Program costs	199	(12)	-	211	58		-	-	153	0.10
Intangible asset impairment charges	38	-	-	38	14		-	-	24	0.02
Mark-to-market (gains)/losses from derivatives	46	-	-	46	-		-	-	46	0.03
Malware incident incremental expenses	7	-	-	7	2		-	-	5	-
Divestiture-related costs	4	-	(5)	9	2		-	-	7	-
Net earnings from divestitures	(28)	-	-	(28)	(8)		2	-	(22)	(0.01)
(Gain)/loss on divestitures	3	-	-	3	(4)		-	-	7	-
Loss on debt extinguishment and related expenses	-	-	(11)	11	4		-	-	7	0.01
Equity method investee acquisition-related and other adjustments	-	-	-	-	4		(18)	-	14	0.01
Rounding	1	-	-	1	-		-	-	1	-

Adjusted (Non-GAAP) - As Revised	$906	$(17)	$108	$815	$156	19.1%	$(83)	$2	$740	$0.48

Currency									41	0.03

Adjusted @ Constant FX (Non-GAAP) - As Revised									$781	$0.51

Diluted Average Shares Outstanding										1,539

	For the Three Months Ended June 30, 2016
	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Equity Method Investment Net Losses / (Earnings)	Non- controlling interest	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP) - As Revised	$637	$(1)	$151	$487	$113	23.2%	$(89)	$7	$456	$0.29
2014-2018 Restructuring Program costs	219	(9)	-	228	58		-	-	170	0.11
Intangible asset impairment charges	12	-	-	12	3		-	-	9	-
Mark-to-market (gains)/losses from derivatives	(17)	-	-	(17)	(8)		-	-	(9)	-
Acquisition integration costs	3	-	-	3	-		-	-	3	-
Divestiture-related costs	84	-	-	84	20		-	-	64	0.04
Net earnings from divestitures	(31)	-	-	(31)	(7)		3	-	(27)	(0.02)
(Income)/costs associated with the JDE coffee business transactions	1	-	-	1	1		-	-	-	-
(Gain)/loss on sale of intangible assets	(6)	-	-	(6)	(1)		-	-	(5)	-
Equity method investee acquisition-related and other adjustments	-	-	-	-	-		7	-	(7)	(0.01)

Adjusted (Non-GAAP) - As Revised	$902	$(10)	$151	$761	$179	23.5%	$(79)	$7	$654	$0.41

Diluted Average Shares Outstanding										1,576

(1)	Taxes were computed for each of the items excluded from the company’s GAAP results based on the facts and tax assumptions associated with each item.

Schedule 2.8

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Net Earnings and Tax Rate

(in millions of U.S. dollars and shares, except per share data)

(Unaudited)

	For the Three Months Ended March 31, 2017

	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Equity Method Investment Net Losses / (Earnings)	Gain on Equity Method Investment Transactions	Non- controlling interest	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP) - As Revised	$825	$(15)	$119	$721	$154	21.4%	$(90)	$-	$3	$654	$0.42
2014-2018 Restructuring Program costs	211	-	-	211	48		-	-	-	163	0.10
Mark-to-market (gains)/losses from derivatives	51	-	-	51	3		-	-	-	48	0.03
Acquisition integration costs	1	-	-	1	-		-	-	-	1	-
Divestiture-related costs	19	-	-	19	3		-	-	-	16	0.01
Net earnings from divestitures	(27)	-	-	(27)	(7)		2	-	-	(22)	(0.01)
Impacts from resolution of tax matters	(46)	-	12	(58)	-		-	-	-	(58)	(0.04)
Equity method investee acquisition-related and other adjustments	-	-	-	-	3		(27)	-	-	24	0.02
Rounding	(1)	-	-	(1)	-		-	-	-	(1)	-

Adjusted (Non-GAAP) - As Revised	$1,033	$(15)	$131	$917	$204	22.2%	$(115)	$-	$3	$825	$0.53

Currency										11	0.01

Adjusted @ Constant FX (Non-GAAP) - As Revised										$836	$0.54

Diluted Average Shares Outstanding											1,550

	For the Three Months Ended March 31, 2016
	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Equity Method Investment Net Losses / (Earnings)	Gain on Equity Method Investment Transactions	Non- controlling interest	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP) - As Revised	$714	$(8)	$244	$478	$45	9.4%	$(77)	$(43)	$3	$550	$0.35
2014-2018 Restructuring Program costs	237	-	-	237	59		-	-	-	178	0.11
Intangible asset impairment charges	14	-	-	14	5		-	-	-	9	0.01
Mark-to-market (gains)/losses from derivatives	54	-	-	54	10		-	-	-	44	0.03
Acquisition integration costs	3	-	-	3	-		-	-	-	3	-
Net earnings from divestitures	(35)	-	-	(35)	(9)		3	-	-	(29)	(0.02)
(Income)/costs associated with the JDE coffee business transactions	(1)	-	-	(1)	(3)		-	-	-	2	-
(Gain)/loss related to interest rate swaps	-	-	(97)	97	35		-	-	-	62	0.04
Gain on equity method investment transactions	-	-	-	-	(2)		-	43	-	(41)	(0.03)
Equity method investee acquisition-related and other adjustments	-	-	-	-	-		2	-	-	(2)	-
Rounding	(1)	-	-	(1)	-		-	-	-	(1)	-

Adjusted (Non-GAAP) - As Revised	$985	$(8)	$147	$846	$140	16.5%	$(72)	$-	$3	$775	$0.49

Diluted Average Shares Outstanding											1,587

(1)	Taxes were computed for each of the items excluded from the company’s GAAP results based on the facts and tax assumptions associated with each item.

Schedule 2.9

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Net Earnings and Tax Rate

(in millions of U.S. dollars and shares, except per share data)

(Unaudited)

	For the Twelve Months Ended December 31, 2016

	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Equity Method Investment Net Losses / (Earnings)	Gain on Equity Method Investment Transactions	Non- controlling interest	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP) - As Revised	$2,554	$(15)	$1,115	$1,454	$114	7.8%	$(262)	$(43)	$10	$1,635	$1.04
2014-2018 Restructuring Program costs	1,072	(14)	-	1,086	288		-	-	-	798	0.51
Intangible asset impairment charges	137	-	-	137	37		-	-	-	100	0.06
Mark-to-market (gains)/losses from derivatives	94	-	-	94	11		-	-	-	83	0.05
Acquisition integration costs	7	-	-	7	-		-	-	-	7	0.01
Acquisition-related costs	1	-	-	1	-		-	-	-	1	-
Divestiture-related costs	86	-	-	86	15		-	-	-	71	0.05
Net earnings from divestitures	(153)	-	-	(153)	(40)		12	-	-	(125)	(0.08)
(Gain)/loss on divestitures	(9)	-	-	(9)	-		-	-	-	(9)	-
(Income)/costs associated with the JDE coffee business transactions	(2)	-	-	(2)	(3)		-	-	-	1	-
(Gain)/loss on sale of intangible assets	(15)	-	-	(15)	(3)		-	-	-	(12)	(0.01)
(Gain)/loss related to interest rate swaps	-	-	(97)	97	36		-	-	-	61	0.04
Loss on debt extinguishment and related expenses	-	-	(427)	427	163		-	-	-	264	0.17
Gain on equity method investment transactions	-	-	-	-	(2)		-	43	-	(41)	(0.03)
Equity method investee acquisition-related and other adjustments	-	-	-	-	3		(60)	-	-	57	0.03
Rounding	1	-	-	1	1		-	-	-	-	-

Adjusted (Non-GAAP) - As Revised	$3,773	$(29)	$591	$3,211	$620	19.3%	$(310)	$-	$10	$2,891	$1.84

Currency										105	0.06

Adjusted @ Constant FX (Non-GAAP) - As Revised										$2,996	$1.90

Diluted Average Shares Outstanding											1,573

	For the Twelve Months Ended December 31, 2015
	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Equity Method Investment Net Losses / (Earnings)	Gain on Equity Method Investment Transactions	Non- controlling interest	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$8,954	$57	$1,013	$7,884	$593	7.5%	$-	$-	$24	$7,267	$4.44
2012-2014 Restructuring Program costs	(4)	-	-	(4)	(1)		-	-	-	(3)	-
2014-2018 Restructuring Program costs	994	(8)	-	1,002	262		-	-	-	740	0.45
Intangible asset impairment charges	71	-	-	71	13		-	-	-	58	0.03
Mark-to-market (gains)/losses from derivatives	(56)	-	-	(56)	(15)		-	-	-	(41)	(0.03)
Acquisition integration costs	9	-	-	9	-		-	-	-	9	-
Acquisition-related costs	8	-	-	8	-		-	-	-	8	-
Divestiture-related costs	-	-	(1)	1	-		-	-	-	1	-
Net earnings from divestitures	(182)	-	-	(182)	(80)		17	-	-	(119)	(0.07)
Net earnings from Venezuelan subsidiaries	(281)	-	3	(284)	(107)		-	-	-	(177)	(0.10)
Remeasurement of net monetary assets in Venezuela	11	-	-	11	1		-	-	-	10	0.01
Loss on deconsolidation of Venezuela	778	-	-	778	-		-	-	-	778	0.48
(Gain)/loss on divestitures	(13)	-	-	(13)	(22)		-	-	-	9	0.01
(Income)/costs associated with the JDE coffee business transactions	278	-	436	(158)	(145)		-	-	-	(13)	(0.01)
Reclassification of net earnings from historical coffee business	(357)	(15)	-	(342)	(46)		(296)	-	-	-	-
Gain on the JDE coffee business transactions	(6,809)	-	-	(6,809)	(183)		-	-	-	(6,626)	(4.05)
(Gain)/loss related to interest rate swaps	-	-	(34)	34	13		-	-	-	21	0.01
Loss on debt extinguishment and related expenses	-	-	(753)	753	275		-	-	-	478	0.29
Equity method investee acquisition-related and other adjustments	-	-	-	-	-		(107)	-	-	107	0.07
Reclassification of equity method investment earnings	(51)	-	-	(51)	-		(51)	-	-	-	-

Adjusted (Non-GAAP)	$3,350	$34	$664	$2,652	$558	21.0%	$(437)	$-	$24	$2,507	$1.53

Diluted Average Shares Outstanding											1,637

(1)	Taxes were computed for each of the items excluded from the company’s GAAP results based on the facts and tax assumptions associated with each item.

Schedule 3.1

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Diluted EPS

(Unaudited)

	For the Six Months Ended June 30,
	2018	2017	$ Change	% Change
Diluted EPS attributable to Mondelēz International (GAAP) - As Revised	$0.91	$0.75	$0.16	21.3%
2014-2018 Restructuring Program costs	0.15	0.21	(0.06)
Intangible asset impairment charges	-	0.02	(0.02)
Mark-to-market (gains)/losses from derivatives	(0.17)	0.06	(0.23)
Acquisition-related costs	0.01	-	0.01
Divestiture-related costs	-	0.01	(0.01)
Net earnings from divestitures	-	(0.03)	0.03
Impact of pension participation changes	0.20	-	0.20
Impacts from resolution of tax matters	-	(0.04)	0.04
CEO transition remuneration	0.01	-	0.01
(Gain)/loss related to interest rate swaps	(0.01)	-	(0.01)
Loss on debt extinguishment and related expenses	0.07	0.01	0.06
U.S. tax reform discrete net tax (benefit)/expense	0.06	-	0.06
Equity method investee acquisition-related and other adjustments	(0.05)	0.02	(0.07)

Adjusted EPS (Non-GAAP) - As Revised	$1.18	$1.01	$0.17	16.8%
Impact of favorable currency	(0.06)	-	(0.06)

Adjusted EPS @ Constant FX (Non-GAAP) - As Revised	$1.12	$1.01	$0.11	10.9%

Schedule 3.2

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Diluted EPS

(Unaudited)

	For the Three Months Ended June 30,
	2018	2017	$ Change	% Change
Diluted EPS attributable to Mondelēz International (GAAP) - As Revised	$0.21	$0.32	$(0.11)	(34.4)%
2014-2018 Restructuring Program costs	0.09	0.10	(0.01)
Intangible asset impairment charges	-	0.02	(0.02)
Mark-to-market (gains)/losses from derivatives	(0.05)	0.03	(0.08)
Acquisition-related costs	0.01	-	0.01
Net earnings from divestitures	-	(0.01)	0.01
Impact of pension participation changes	0.20	-	0.20
CEO transition remuneration	0.01	-	0.01
Loss on debt extinguishment and related expenses	0.07	0.01	0.06
Equity method investee acquisition-related and other adjustments	0.01	0.01	-

Adjusted EPS (Non-GAAP) - As Revised	$0.55	$0.48	$0.07	14.6%
Impact of favorable currency	(0.01)	-	(0.01)

Adjusted EPS @ Constant FX (Non-GAAP) - As Revised	$0.54	$0.48	$0.06	12.5%

Schedule 3.3

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Diluted EPS

(Unaudited)

	For the Three Months Ended March 31,
	2018	2017	$ Change	% Change
Diluted EPS attributable to Mondelēz International (GAAP) - As Revised	$0.70	$0.42	$0.28	66.7%
2014-2018 Restructuring Program costs	0.06	0.10	(0.04)
Mark-to-market (gains)/losses from derivatives	(0.12)	0.03	(0.15)
Divestiture-related costs	-	0.01	(0.01)
Net earnings from divestitures	-	(0.01)	0.01
Impacts from resolution of tax matters	-	(0.04)	0.04
(Gain)/loss related to interest rate swaps	(0.01)	-	(0.01)
U.S. tax reform discrete net tax (benefit)/expense	0.06	-	0.06
Equity method investee acquisition-related and other adjustments	0.04	0.02	0.02

Adjusted EPS (Non-GAAP) - As Revised	$0.63	$0.53	$0.10	18.9%
Impact of favorable currency	(0.05)	-	(0.05)

Adjusted EPS @ Constant FX (Non-GAAP) - As Revised	$0.58	$0.53	$0.05	9.4%

Schedule 3.4

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Diluted EPS

(Unaudited)

	For the Twelve Months Ended December 31,
	2017	2016	$ Change	% Change
Diluted EPS attributable to Mondelēz International (GAAP) - As Revised	$1.85	$1.04	$0.81	77.9%
2014-2018 Restructuring Program costs	0.39	0.51	(0.12)
Intangible asset impairment charges	0.05	0.06	(0.01)
Mark-to-market (gains)/losses from derivatives	0.06	0.05	0.01
Malware incident incremental expenses	0.04	-	0.04
Acquisition integration costs	-	0.01	(0.01)
Acquisition-related costs	-	-	-
Divestiture-related costs	0.02	0.05	(0.03)
Net earnings from divestitures	(0.03)	(0.08)	0.05
(Gain)/loss on divestitures	(0.11)	-	(0.11)
(Income)/costs associated with the JDE coffee business transactions	-	-	-
(Gain)/loss on sale of intangible assets	-	(0.01)	0.01
Impact of pension participation changes	-	-	-
Impacts from resolution of tax matters	(0.13)	-	(0.13)
CEO transition remuneration	0.01	-	0.01
(Gain)/loss related to interest rate swaps	-	0.04	(0.04)
Loss on debt extinguishment and related expenses	-	0.17	(0.17)
U.S. tax reform discrete net tax (benefit)/expense	(0.03)	-	(0.03)
Gain on equity method investment transactions	(0.02)	(0.03)	0.01
Equity method investee acquisition-related and other adjustments	0.04	0.03	0.01

Adjusted EPS (Non-GAAP) - As Revised	$2.14	$1.84	$0.30	16.3%
Impact of favorable currency	(0.01)	-	(0.01)

Adjusted EPS @ Constant FX (Non-GAAP) - As Revised	$2.13	$1.84	$0.29	15.8%

Schedule 3.5

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Diluted EPS

(Unaudited)

	For the Three Months Ended December 31,
	2017	2016	$ Change	% Change
Diluted EPS attributable to Mondelēz International (GAAP) - As Revised	$0.46	$0.04	$0.42	1,050.0%
2014-2018 Restructuring Program costs	0.11	0.15	(0.04)
Intangible asset impairment charges	-	0.05	(0.05)
Mark-to-market (gains)/losses from derivatives	0.01	0.03	(0.02)
Malware incident incremental expenses	0.01	-	0.01
Net earnings from divestitures	-	(0.03)	0.03
CEO transition remuneration	0.01	-	0.01
Loss on debt extinguishment and related expenses	-	0.17	(0.17)
U.S. tax reform discrete net tax (benefit)/expense	(0.03)	-	(0.03)
Gain on equity method investment transactions	(0.02)	-	(0.02)
Equity method investee acquisition-related and other adjustments	0.01	0.01	-

Adjusted EPS (Non-GAAP) - As Revised	$0.56	$0.42	$0.14	33.3%
Impact of favorable currency	(0.04)	-	(0.04)

Adjusted EPS @ Constant FX (Non-GAAP) - As Revised	$0.52	$0.42	$0.10	23.8%

Schedule 3.6

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Diluted EPS

(Unaudited)

	For the Three Months Ended September 30,
	2017	2016	$ Change	% Change
Diluted EPS attributable to Mondelēz International (GAAP) - As Revised	$0.64	$0.36	$0.28	77.8%
2014-2018 Restructuring Program costs	0.08	0.14	(0.06)
Intangible asset impairment charges	0.04	-	0.04
Mark-to-market (gains)/losses from derivatives	(0.02)	-	(0.02)
Malware incident incremental expenses	0.02	-	0.02
Divestiture-related costs	0.01	-	0.01
Net earnings from divestitures	-	(0.02)	0.02
(Gain)/loss on divestitures	(0.12)	-	(0.12)
Impacts from resolution of tax matters	(0.09)	-	(0.09)
Equity method investee acquisition-related and other adjustments	-	0.03	(0.03)

Adjusted EPS (Non-GAAP) - As Revised	$0.56	$0.51	$0.05	9.8%
Impact of favorable currency	-	-	-

Adjusted EPS @ Constant FX (Non-GAAP) - As Revised	$0.56	$0.51	$0.05	9.8%

Schedule 3.7

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Diluted EPS

(Unaudited)

	For the Three Months Ended June 30,
	2017	2016	$ Change	% Change
Diluted EPS attributable to Mondelēz International (GAAP) - As Revised	$0.32	$0.29	$0.03	10.3%
2014-2018 Restructuring Program costs	0.10	0.11	(0.01)
Intangible asset impairment charges	0.02	-	0.02
Mark-to-market (gains)/losses from derivatives	0.03	-	0.03
Divestiture-related costs	-	0.04	(0.04)
Net earnings from divestitures	(0.01)	(0.02)	0.01
Loss on debt extinguishment and related expenses	0.01	-	0.01
Equity method investee acquisition-related and other adjustments	0.01	(0.01)	0.02

Adjusted EPS (Non-GAAP) - As Revised	$0.48	$0.41	$0.07	17.1%
Impact of unfavorable currency	0.03	-	0.03

Adjusted EPS @ Constant FX (Non-GAAP) - As Revised	$0.51	$0.41	$0.10	24.4%

Schedule 3.8

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Diluted EPS

(Unaudited)

	For the Three Months Ended March 31,
	2017	2016	$ Change	% Change
Diluted EPS attributable to Mondelēz International (GAAP) - As Revised	$0.42	$0.35	$0.07	20.0%
2014-2018 Restructuring Program costs	0.10	0.11	(0.01)
Intangible asset impairment charges	-	0.01	(0.01)
Mark-to-market (gains)/losses from derivatives	0.03	0.03	-
Divestiture-related costs	0.01	-	0.01
Net earnings from divestitures	(0.01)	(0.02)	0.01
Impacts from resolution of tax matters	(0.04)	-	(0.04)
(Gain)/loss related to interest rate swaps	-	0.04	(0.04)
Gain on equity method investment transactions	-	(0.03)	0.03
Equity method investee acquisition-related and other adjustments	0.02	-	0.02

Adjusted EPS (Non-GAAP) - As Revised	$0.53	$0.49	$0.04	8.2%
Impact of unfavorable currency	0.01	-	0.01

Adjusted EPS @ Constant FX (Non-GAAP) - As Revised	$0.54	$0.49	$0.05	10.2%

Schedule 3.9

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Diluted EPS

(Unaudited)

	For the Twelve Months Ended December 31,
	2016	2015 (1)	$ Change	% Change
Diluted EPS attributable to Mondelēz International (GAAP) - As Revised	$1.04	$4.44	$(3.40)	(76.6)%
2014-2018 Restructuring Program costs	0.51	0.45	0.06
Intangible asset impairment charges	0.06	0.03	0.03
Mark-to-market (gains)/losses from derivatives	0.05	(0.03)	0.08
Acquisition integration costs	0.01	-	0.01
Divestiture-related costs	0.05	-	0.05
Net earnings from divestitures	(0.08)	(0.07)	(0.01)
Net earnings from Venezuelan subsidiaries	-	(0.10)	0.10
Remeasurement of net monetary assets in Venezuela	-	0.01	(0.01)
Loss on deconsolidation of Venezuela	-	0.48	(0.48)
(Gain)/loss on divestitures	-	0.01	(0.01)
(Income)/costs associated with the JDE coffee business transactions	-	(0.01)	0.01
Gain on the JDE coffee business transactions	-	(4.05)	4.05
(Gain)/loss on sale of intangible assets	(0.01)	-	(0.01)
(Gain)/loss related to interest rate swaps	0.04	0.01	0.03
Loss on debt extinguishment and related expenses	0.17	0.29	(0.12)
Gain on equity method investment transactions	(0.03)	-	(0.03)
Equity method investee acquisition-related and other adjustments	0.03	0.07	(0.04)

Adjusted EPS (Non-GAAP) - As Revised	$1.84	$1.53	$0.31	20.3%
Impact of unfavorable currency	0.06	-	0.06

Adjusted EPS @ Constant FX (Non-GAAP) - As Revised	$1.90	$1.53	$0.37	24.2%

(1) Reflects “As Reported” results since the year 2015 was not impacted by the change in accounting principle